Exhibit 99.1

GOOD EARTH ENERGY CONSERVATION, INC.

(A DEVELOPMENT STAGE ENTERPRISE)

FINANCIAL REPORT

DECEMBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Good Earth Energy Conservation, Inc.

Fort Worth, Texas

We have audited the accompanying balance sheets of Good Earth Energy Conservation, Inc.
(a Delaware Corporation) (the Company) (a development stage enterprise), as of December 31, 2012 and 2011, and the related statements of operations, stockholders' equity (deficit) and cash flows for each of the years in the two-year period ended December 31, 2012 and for the period from inception (January 30, 2006) to December 31, 2012. Good Earth Energy Conservation, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Good Earth Energy Conservation, Inc. as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2012 and for the period from inception (January 30, 2006) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has had recurring losses from operations, negative cash flows from operating activities, and has a working capital deficit and total stockholders’ deficit at December 31, 2012, all of which raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

WEAVER AND TIDWELL, L.L.P.

Fort Worth, Texas

May 7, 2013

AN INDEPENDENT MEMBER OF BAKER TILLY INTERNATIONAL	WEAVER AND TIDWELL LLP CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS WWW.WEAVERLLP.COM	FORT WORTH 2821 W SEVENTH STREET, SUITE 700, FORT WORTH, TX 76107 P: (817) 332 7905 F: (817) 429 5936

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

BALANCE SHEETS

DECEMBER 31, 2012 and 2011

	2012	2011
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$166,820	$325,309
Certificates of deposit	-	25,000
Accounts receivable	53,662	-
Inventory	138,245	-
Prepaid expenses	5,650	1,402
Other receivables	-	21,807

Total current assets	364,377	373,518

PROPERTY AND EQUIPMENT
Office equipment	110,737	55,592
Equipment	95,869	77,220
Automobiles	95,542	90,114

	302,148	222,926

Accumulated depreciation	(121,219)	(67,727)

Total property and equipment, net	180,929	155,199

OTHER ASSETS
Deposits	6,200	5,250
Intangible assets, net of accumulated amortization of $871	-	14,893

Total other assets	6,200	20,143

TOTAL ASSETS	$551,506	$548,860

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$215,671	$184,022
Accrued interest	197,825	86,751
Customer deposits	-	37,888
Current maturities of convertible notes payable	750,000	929,695
Current maturities of long-term debt	265,338	14,244

Total current liabilities	1,428,834	1,252,600

Convertible notes payable, less current maturities	1,919,010	-
Long-term debt, less current maturities	493,078	489,415

Total liabilities	3,840,922	1,742,015

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.01 par value, 50,000,000 authorized, 18,202,139 and 15,616,098 issued and outstanding at December 31, 2012 and 2011, respectively	182,021	156,161
Additional paid-in capital	5,844,059	4,337,257
Deficit accumulated during the development stage	(9,315,496)	(5,686,573)

Total stockholders' equity (deficit)	(3,289,416)	(1,193,155)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$551,506	$548,860

The Notes to Financial Statements are

  an integral part of these statements.

2

GOOD EARTH ENERGY CONSERVATION, INC.

STATEMENTS OF OPERATIONS

(a development stage enterprise)

YEARS ENDED DECEMBER 31, 2012 and 2011 AND THE PERIOD FROM INCEPTION

(JANUARY 30, 2006) TO DECEMBER 31, 2012

			January 30,
			2006 (Inception)
			to December 31,
	2012	2011	2012
REVENUE	$325,268	$-	$325,268

COST OF GOODS SOLD	945,407	-	945,407

Gross loss	(620,139)	-	(620,139)

OPERATING EXPENSES
Consulting	391,649	834,047	3,279,945
Royalties	-	-	195,000
Salaries	1,228,202	835,189	2,126,412
Stock compensation expense	28,773	574,343	1,716,488
Payroll taxes	100,428	62,678	171,870
Meals and entertainment	17,430	22,560	39,990
Travel	159,023	195,775	707,311
Insurance	47,203	73,640	138,375
Professional fees	209,858	64,117	418,870
Office supplies and postage	69,993	34,519	171,113
Freight and other fees	22,251	13,458	54,001
Taxes and licenses	12,282	11,366	31,068
Prototype parts and supplies	240,829	232,043	1,210,285
Trade shows and related expenses	98,268	54,110	205,610
Rent	45,920	38,742	192,938
Telephone and utilities	19,397	15,137	63,784
Depreciation and amortization	53,492	36,892	140,262
Repairs and maintenance	2,895	2,112	5,007
Impairment of long-lived assets	14,893	-	41,777
Wire and bank fees	2,339	2,613	4,952
Other	1,155	62	6,314
Total operating expenses	2,766,280	3,103,403	10,921,372
Operating loss	(3,386,419)	(3,103,403)	(11,541,511)

OTHER INCOME (EXPENSE)
Interest income	541	2,606	41,295
Other income	-	2,750,000	2,750,563
Interest expense	(243,045)	(123,410)	(565,843)

Total other income (expense)	(242,504)	2,629,196	2,226,015

LOSS BEFORE INCOME TAXES	(3,628,923)	(474,207)	(9,315,496)

INCOME TAX EXPENSE (BENEFIT)	-	-	-

NET LOSS ACCUMULATED DURING THE DEVELOPMENT STAGE	$(3,628,923)	$(474,207)	$(9,315,496)

The Notes to Financial Statements are

  an integral part of these statements.

3

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

YEARS ENDED DECEMBER 31, 2012 AND 2011 AND THE PERIOD FROM INCEPTION (JANUARY 30, 2006) TO DECEMBER 31, 2012

				Deficit
				Accumulated
	Common Stock		Additional	During The
			Paid-in	Development
	Shares	Capital Stock	Capital	Stage	Total

Balance, January 30, 2006 (Inception)	-	$-	$-	$-	$-

Issuance of common stock, January 2006	11,362,500	113,625	970,236	-	1,083,861
Issuance of common stock, July 2007	40,000	400	99,600	-	100,000
Issuance of common stock, January 2008	255,000	2,550	8,925	-	11,475
Issuance of common stock, June 2008	200,000	2,000	498,000	-	500,000
Issuance of common stock, October 2008	1,038,598	10,386	(10,386)	-	-
Issuance of common stock, April 2009	720,000	7,200	(7,200)	-	-
Conversion of notes payable to common stock, July 2010	1,500,000	15,000	597,099	-	612,099
Issuance of common stock, September 2010	500,000	5,000	245,000	-	250,000
Stock - based compensation expense, 2010	-	-	1,113,372	-	1,113,372
Warrants issued with debt			248,268		248,268
Net loss, January 30, 2006 through December 31, 2010	-	-	-	(5,212,366)	(5,212,366)

Balance, December 31, 2010	15,616,098	156,161	3,762,914	(5,212,366)	(1,293,291)

Stock - based compensation expense	-	-	574,343	-	574,343
Net loss	-	-	-	(474,207)	(474,207)

Balance, December 31, 2011	15,616,098	156,161	4,337,257	(5,686,573)	(1,193,155)

Conversion of notes payable to common stock, April 2012	400,000	4,000	196,000		200,000
Conversion of notes payable to common stock, December 2012	200,000	2,000	98,000		100,000
Conversion of warrants to common stock	100,000	1,000	-		1,000
Issuance of common stock, September 2012	833,333	8,333	491,667		500,000
Issuance of common stock, November 2012	833,333	8,333	491,667		500,000
Issuance of common stock, December 2012	219,375	2,194	107,494		109,688
Warrants issued with debt			93,201		93,201
Stock - based compensation expense			28,773	-	28,773
Net loss accumulated during the development stage	-	-	-	(3,628,923)	(3,628,923)

Balance, December 31, 2012	18,202,139	$182,021	$5,844,059	$(9,315,496)	$(3,289,416)

The Notes to Financial Statements are

  an integral part of these statements.

4

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2012 AND 2011 AND THE PERIOD FROM INCEPTION

(JANUARY 30, 2006) TO DECEMBER 31, 2012

			Period from
			Inception
			(January 30, 2006)
			to December 31,
	2012	2011	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss accumulated during the development stage	$(3,628,923)	$(474,207)	$(9,315,496)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	53,492	36,892	140,262
Gain on sale of assets	-	-	(563)
Impairment of long-lived assets	14,893	-	41,777
Loss on related party indebtedness	-	-	150,741
Stock-based compensation expense	28,773	574,343	1,716,488
Accreted interest	53,049	102,078	272,578
Changes in operating assets and liabilities
Accounts receivable	(53,662)	-	(53,662)
Accounts receivable - related party	-	-	(250,000)
Other receivables	21,807	(21,807)	-
Inventory	(138,245)	43,585	(138,245)
Prepaid expenses	(4,248)	(1,402)	(5,650)
Accounts payable	31,649	149,146	215,671
Accounts payable - related party	-	-	99,259
Accrued interest	111,074	21,334	197,825
Customer deposits	(37,888)	-	-
Advance of licensing rights	-	(500,000)	-

Net cash used in operating activities	(3,548,229)	(70,038)	(6,929,015)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from maturity of certificate of deposit	25,000	-	25,000
Purchase of certificate of deposit	-	(25,000)	(25,000)
Purchase of property and equipment	(79,222)	(95,595)	(327,117)
Proceeds from sale of equipment	-	-	9,520
Deposits	(950)	-	(6,200)
Purchases of patents and trademarks	-	-	(44,808)

Net cash used in investing activities	(55,172)	(120,595)	(368,605)

The Notes to Financial Statements are

  an integral part of these statements.

5

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

STATEMENTS OF CASH FLOWS – CONTINUED

YEARS ENDED DECEMBER 31, 2012 AND 2011 AND THE PERIOD FROM INCEPTION (JANUARY 30, 2006) TO DECEMBER 31, 2012

			Period from
			Inception
			(January 30, 2006)
			to December 31,
	2012	2011	2012

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from convertible notes payable	$2,000,000	$-	$3,288,878
Payments on notes payable	-	(250,000)	(250,000)
Proceeds from long-term debt	350,000	296,114	1,396,114
Payments on long-term debt	(15,776)	(6,480)	(26,576)
Issuance of common stock	1,109,688	-	3,055,024
Warrants exercised for common stock	1,000	-	1,000

Net cash provided by financing activities	3,444,912	39,634	7,464,440

Change in cash and cash equivalents	(158,489)	(150,999)	166,820

CASH AND CASH EQUIVALENTS, beginning of year	325,309	476,308	-

CASH AND CASH EQUIVALENTS, end of year	$166,820	$325,309	$166,820

SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Conversion of notes for common stock	$300,000	$-	$912,099

Value of debt assigned to warrants	$93,201	$93,201

The Notes to Financial Statements are

  an integral part of these statements.

6

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Good Earth Energy Conservation, Inc. (the Company) was incorporated in February 2007 in the State of Delaware as a manufacturing company for the purpose of developing and producing electric three-wheel vehicles in order to provide an alternative fuel vehicle for use in parking enforcement and has multiple applications as a utility vehicle. Prior to February 2007, the Company operated as Good Earth Conservation, LLC, a Delaware limited liability company, which was formed on January 30, 2006.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to successfully take its products and technology to market and raise additional capital, as necessary, to fund the Company’s business model. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to accomplish these business objectives.

In accordance with accounting principles generally accepted in the United States of America, as a development stage enterprise with no significant revenue generated from planned principle operations, the Company is required to present its cumulative since inception results of operations, stockholders’ equity (deficit), and cash flows of the Company through the end of the reporting period.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with an original maturity of three months or less at the date of purchase to be cash equivalents.

Accounts Receivable

Management has not provided an allowance for uncollectible receivables. All receivables considered doubtful have been charged to current operations and it is management’s opinion that no additional significant amounts are doubtful of collection based on prior experience, review of accounts and other pertinent factors.

7

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Property and Equipment

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized, while minor replacements, maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the useful lives of the assets ranging from 3 to 7 years.

Inventory

Inventory consists of parts and supplies. Inventory is stated at the lower of cost (first-in, first-out) or market.

Intangible Assets

Intangible assets consist of patents and trademarks that are initially measured based on their historical cost. Patents and trademarks are being amortized on a straight-line basis over a period of 15 to 20 years and are stated net of accumulated amortization of $871 at December 31, 2011. Amortization expense charged to operations was $191 for 2011 and $24,601 for the period from inception (January 30, 2006) to December 31, 2012. During 2012 it was determined the intangible assets were obsolete and had no future value. Therefore, the Company charged the remaining unamortized balance, $14,893, to expense.

Long-lived Assets

The Company reviews the carrying value of long-lived assets for impairment whenever triggering events or changes in circumstances occur, indicating that the carrying amount of any asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the assets. If triggering events or changes in circumstances occur, the impairment to be recognized is measured by the excess of the carrying amount over the fair value of the assets. During 2012, a review of the balance of the intangible assets concluded these assets were obsolete and had no future value. Therefore, the Company charged the remaining unamortized balance, $14,893, to expense. There were no impairment losses recognized in 2011 associated with the Company’s long-lived assets. There were $41,777 of impairment losses associated with its patents and trademarks for the period from inception (January 30, 2006) to December 31, 2012.

8

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Fair Value of Financial Instruments

Financial instruments, other than short-term investments and debt obligations, that potentially subject the Company to interest and credit risk consist of cash and cash equivalents, certificate of deposit, accounts and other receivables, accounts payable and accrued expenses, the carrying value of which is a reasonable estimate of their fair values due to their short maturities. Based on borrowing rates currently available to the Company for loans with similar terms, the carrying value of the debt obligations approximate fair value. The Company places its cash and cash equivalents with a limited number of high quality financial institutions which, at times, may exceed the amount of insurance provided on such deposits. Due to the soundness of the financial institution where cash and cash equivalents are held, management believes the risk of loss of amounts in excess of federally insured limits is limited.

Income Taxes

The Company uses the liability method of accounting for deferred income taxes. Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Management's estimate regarding the realizability of the deferred tax assets in future years is based upon the weight of the available evidence that it is more likely than not (a likelihood of more than 50%) that a portion or all of the deferred tax assets would not be realized in future years. A valuation allowance is recognized, if based on the weight of available evidence, if it is more likely than not that some portion or the entire deferred tax asset will not be realized.

The Company recognizes in its financial statements the financial effect of a tax position, if that position is more likely than not to be sustained upon examination, including resolution of any appeals or litigation processes, based upon the technical merits of the position. Tax positions related to the Company’s federal and state requirements have been reviewed, and management is of the opinion that material positions taken by the Company would more likely than not be sustained by examination. Accordingly, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements. As of December 31, 2012, the Company’s tax years 2009 and thereafter remain subject to examination for federal and state tax purposes.

9

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Revenue Recognition

The Company recognizes revenue when the customer takes title to the products and the related risks and rewards of ownership have transferred to the customer.

Advertising

The Company expenses advertising costs as incurred. Advertising expense was $52,659 and $28,142 for the years ended December 31, 2012 and 2011, respectively and $80,801 for the period from inception (January 30, 2006) to December 31, 2012.

Research and Development

Research and development costs are charged to operations when incurred and are included in operating expenses. The amounts charged for the years ended December 31, 2012 and 2011 amounted to $240,829 and $232,043, respectively and for the period from inception (January 30, 2006) to December 31, 2011 amounted to $1,210,285.

Stock-based Compensation

The Company recognizes in its statement of operations the cost of employee services received in exchange for awards of equity instruments. The costs were based on their fair values at the time of the grant. The Company uses the Black-Scholes option pricing model to determine the fair value of stock options granted to employees. Stock based compensation recognized for the years ended December 31, 2012 and 2011, was $28,773 and $574,343, respectively and for the period from inception (January 30, 2006) to December 31, 2012 was $1,716,488.

10

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

NOTE 2.   CONVERTIBLE NOTES PAYABLE

Convertible notes payable consisted of the following at December 31, 2012 and 2011:
	2012	2011

Two promissory notes totaling $200,000 less accreted interest of $20,305, payable to related parties, no stated interest rate, convertible to common stock at the rate of $.50 per share, due on or before April 30, 2012. The conversion feature on these notes was exercised during 2012.	$-	$179,695

Convertible senior secured note payable to a stockholder issued jointly with Good Earth Electric Propulsion Systems, LTD due November 30, 2012. The note accrues interest quarterly at LIBOR plus 2% (2.56% at December 31, 2011) and is secured by all assets of the Company. No interest shall be paid until six months after the Company is profitable. Any portion of the unpaid principal and interest can be converted into shares of common stock at a conversion price equal to $2.50 per share. This note was renewed, extended, and modified as of April 1, 2012 with new terms as follows: Promissory note totaling $750,000, payable to a stockholder, with a stated interest rate of 8%, convertible to common stock at the rate of $.50 per share, due on or before December 31, 2013. The Note can be extended to March 31, 2014 at the option of the Company.	750,000	750,000

The Company issued a series of new notes payable from the period of April to July 2012 aggregating $1,750,000 less accreted interest of $80,990, payable to multiple unrelated parties, bearing interest at 8% until February 28, 2013 at which time the rate will increase to 12% until the reverse merger requirement is satisfied per the terms of the notes and at which time the rate will revert to 8%. The notes are convertible into common stock at the rate of $.50 per share with warrants attached to purchase 3,500,000 shares of common stock at the rate of $.50 per share. The fair value assigned to the warrants at issuance was $93,201 and $12,211. The accreted interest expense was recorded in the statement of operations for the year ended December 31, 2012. The notes mature on March 31, 2017 and are secured by the Company's acccounts receivable and inventory.	1,669,010	-

A convertible promissory note payable to a stockholder, accruing interest at 8%, due August 15, 2014 unless the reverse merger occurs; then the holder has the right to demand immediate payment of the note in full during the period from 10 days through 30 days after the effective date of the reverse merger, secured by warrants. The note is convertible into common stock at the rate of $.65 per share with warrants attached to purchase 96,154 shares of common stock at the rate of $.75 per share. There was no value assigned to the warrants at issuance. The warrants expire August 14, 2014.	250,000	-

Total convertible notes payable	$2,669,010	$929,695
Less current maturities	(750,000)	(929,695)
	$1,919,010	$-

11

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

NOTE 2.   CONVERTIBLE NOTES PAYABLE – CONTINUED

Aggregate annual maturities of convertible notes are as follows:

2013	$750,000
2014	250,000
2015	-
2016	-
2017	1,669,010

$2,669,010

NOTE 3.   LONG-TERM DEBT

Long-term debt consisted of the following at December 31, 2012 and 2011:

	2012	2011

Note payable to a bank in monthly installments of $540, no stated interest rate, due May 2016, secured by a vehicle.	$21,598	$28,077

Note payable to a bank in monthly installments of $845, including interest at 3.74%, due January 2017, secured by a vehicle.	36,818	46,114

Promissory note payable to a stockholder, accruing interest at 8%, due December 2013, secured by warrants. The warrants permit the holder to purchase 250,000 shares of the Company's stock at the exercise price of $1.00 per share or at the actual stock price at the time of issuance but not lower than $.50. The warrants expire on December 19, 2016 and are callable by the Company if an S-1 is filed, in which case the warrants must be exercised within 20 days from the time the Company exercises this clause. There was no value assigned to the warrants at issuance.	250,000	250,000

$100,000 promissory note less accreted interest of $0 and $10,266 at December 31, 2012 and 2011, respectively, payable to a stockholder, with a stated interest rate of 8% and 0% as of December 31, 2012 and 2011, respectively, due March 2014, secured by warrants. The warrants permit the holder to purchase 100,000 shares of the Company's stock at the exercise price of $.01 per share. The warrants expire on April 1, 2014.	100,000	89,734

12

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 3.   LONG-TERM DEBT – CONTINUED

	2012	2011
$100,000 promissory note, less accreted interest of $10,266, payable to a related party, no stated interest rate, due March 2014, secured by warrants. The warrants permit the holder to purchase 100,000 shares of the Company's stock at the exercise price of $.01 per share. The warrants expire on April 1, 2014. During 2012, the Company amended the note terms and the note was converted into common stock at the rate of $.50 per share.	$-	$89,734

Promissory note payable to a stockholder, accruing interest at 8%, due February 3, 2014, secured by warrants. The warrants permit the holder to purchase 250,000 shares of the Company's stock at the exercise price of $.50 per share. The warrants expire on February 3, 2017.	250,000	-

Promissory note payable to a stockholder, accruing interest at 8%, due February 10, 2014, secured by warrants. The warrants permit the holder to purchase 100,000 shares of the Company's stock at the exercise price of $.50 per share. The warrants expire on February 9, 2017.	100,000	-

Total long-term debt	$758,416	$503,659
Less current maturities	(265,338)	(14,244)
	$493,078	$489,415

Aggregate annual maturities of long-term debt are as follows:

2013	$265,338
2014	465,675
2015	16,025
2016	11,378

$758,416

13

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

NOTE 4.   INCOME TAXES

Deferred income tax assets and liabilities are computed annually for temporary differences between financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to be realized. Income tax expenses are the taxes payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

The components of income tax expense (benefit) are as follows:

	2012	2011
Current taxes - federal	$-	$-
Deferred taxes - federal	-	-
Current taxes - state	-	-

	$-	$-

The components of deferred taxes are as follows:

	2012	2011

Deferred tax assets	$3,209,740	$1,972,529
Deferred tax liability	(38,217)	(20,692)
Less valuation allowance	(3,171,524)	(1,951,837)

Net deferred tax asset	$-	$-

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liability at December 31, 2012, and 2011, are as follows:

	2012	2011
Deferred tax assets
Net operating loss carryforwards	$2,532,211	$1,328,179
Stock compensation expense	583,607	573,824
Accreted interest	92,677	70,526
Impairment of long lived assets	14,204	-
Deferred tax liability	-	-
Depreciation	(38,217)	(20,692)
Other	(12,958)	-

	$3,171,524	$1,951,837

14

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

NOTE 4.   INCOME TAXES-CONTINUED

The Company's effective income tax rate differs from the statutory rate primarily due to the effect of state income taxes, certain nondeductible expenses and the Company's valuation allowance for deferred taxes. The Company has unused tax net operating losses of approximately $7,400,000 to offset future taxable income. The tax loss carryforwards ultimately expire in 2032.

The net change in the valuation allowance during 2012 and 2011 was as follows:

	2012	2011

Balance at beginning of year	$1,951,837	$2,003,495
Balance at end of year	3,171,524	1,951,837

	$1,219,687	$(51,658)

NOTE 5.   STOCK WARRANTS AND OPTIONS

On December 15, 2011, the Board of Directors approved the issuance of warrants to a related party to purchase 250,000 shares of the Company's common stock. Such warrants are exercisable at $1.00 per share, or 80% of the share price of any succeeding financing transaction, whichever is lower, subject to a minimum of $.50 per share. The warrants vest immediately upon issuance and expire within 5 total years of issuance.

On March 15, 2011, the Board of Directors issued stock options to employees to purchase an aggregate of 1,300,000 shares of the Company’s common stock. Such options are exercisable at $.45 per share. The options vest 25% at the grant date and 25% each year for three years thereafter.

On March 15, 2011, the Board of Directors issued stock options to founders, directors, a consultant and a shareholder to purchase an aggregate of 3,750,000 shares of the Company’s common stock. Such options are exercisable at $.45 per share. The options vest immediately upon issuance.

On December 15, 2011, the Board of Directors issued stock options to employees, directors and a shareholder to purchase an aggregate of 1,375,000 shares of the Company’s common stock. Such options are exercisable at $.10 per share. The options vest immediately upon issuance.

On December 15, 2011, the Board of Directors issued stock options to employees and directors to purchase an aggregate of 1,025,000 shares of the Company’s common stock.

15

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

NOTE 4.   STOCK WARRANTS AND OPTIONS-CONTINUED

Such options are exercisable at $.45 per share. The options vest 25% at the grant date and 25% each year for three years thereafter.

All of the options mentioned above must be exercised at the earlier of the following:

a.)	Within ten years of the execution of the option; or
b.)	Upon the sale of substantially all of the Company’s assets; or
c.)	Upon a merger of the Company with a publicly traded company; or
d.)	Upon the filing of a form by the Company to become a publicly traded company.

On February 3, 2012, the Board of Directors approved the issuance of warrants to a related party to purchase 250,000 shares of the Company's common stock. Such warrants are exercisable at $.50 per share. The warrants vest immediately upon issuance and expire within 5 years of issuance.

On February 10, 2012, the Board of Directors approved the issuance of warrants to a related party to purchase 100,000 shares of the Company's common stock. Such warrants are exercisable at $.50 per share. The warrants vest immediately upon issuance and expire within 5 years of issuance.

From the period of April to July 2012, the Board of Directors approved the issuance of warrants to a group of unrelated note holders to purchase 3,500,000 shares of the Company’s common stock at the rate of $.50 per share. The warrants vest immediately upon issuance and expire within 4 years of issuance.

On April 10, 2012, the Board of Directors approved the issuance of warrants to an unrelated party to purchase 219,375 shares of the Company's common stock. Such warrants are exercisable at $.50 per share. The warrants vest immediately upon issuance and expire within 4 years of issuance.

On August 15, 2012, the Board of Directors approved the issuance of warrants to a related party to purchase 96,154 shares of the Company’s common stock. Such warrants are exercisable at $.75 per share. The warrants vest immediately upon issuance and expire on August 14, 2014.

On September 28, 2012, the Board of Directors approved the issuance of warrants to a stockholder to purchase 208,333 shares of the Company’s common stock. Such warrants are exercisable at $.80 per share. The warrants vest immediately upon issuance and expire within 3 years of issuance.

On November 20, 2012, the Board of Directors approved the issuance of warrants to a stockholder to purchase 208,333 shares of the Company’s common stock. Such warrants are exercisable at $.80 per share. The warrants vest immediately upon issuance and expire within 3 years of issuance.

16

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

NOTE 5.   STOCK WARRANTS AND OPTIONS – CONTINUED

Following is a summary of the status of warrants and options during fiscal years 2012 and 2011:

			Weighted-Average
	Number of Shares		Exercise Price
2012	Warrants	Options	Warrants	Options

Outstanding
at December 31, 2011	2,325,000	9,450,000	$0.72	$0.40
Granted	4,582,195	-	0.53	-
Exercised	(100,000)	-	0.01	-
Forfeited	-	-	-	-
Outstanding
at December 31, 2012	6,807,195	9,450,000	$0.60	$0.40

Exercisable
at December 31, 2012	6,807,195	8,287,500	$0.60	$0.49

Weighted average fair value of shares granted during 2012	$0.46	$-

			Weighted-Average
	Number of Shares		Exercise Price
2011	Warrants	Options	Warrants	Options

Outstanding
at December 31, 2010	2,075,000	2,000,000	$0.81	$1.25
Granted	250,000	7,450,000	0.50	0.39
Exercised	-	-	-	-
Forfeited	-	-	-	-
Outstanding
at December 31, 2011	2,325,000	9,450,000	$0.72	$0.40

Exercisable
at December 31, 2011	2,325,000	7,450,000	$0.72	$0.47

Weighted average fair value of shares granted during 2011	$0.45	$0.45

17

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

NOTE 5.   STOCK WARRANTS AND OPTIONS – CONTINUED

Following is a summary of nonvested shares as of December 31, 2012 and 2011 with changes during the year:

	Number of Shares
2012	Warrants	Options
Balance, December 31, 2011	-	2,000,000
Granted during the year	4,582,195	-
Vested during the year	(4,582,195)	(837,500)
Forfeited during the year	-	-

Balance, December 31, 2012	-	1,162,500

	Number of Shares
2011	Warrants	Options
Balance, December 31, 2010	-	-
Granted during the year	250,000	7,450,000
Vested during the year	(250,000)	(5,450,000)
Forfeited during the year	-	-

Balance, December 31, 2011	-	2,000,000

As of December 31, 2012 and 2011, there was $43,549 and $72,300, respectively of total unrecognized compensation cost related to nonvested share-based compensation arrangements, which is expected to be recognized over a weighted average period of 2 years.

The fair value of each warrant or option granted is estimated on the grant date using the Black Scholes model. The expected term of warrants and options issued during 2011 was based upon a reverse merger expected in fall of 2012 in which the options were expected to be cancelled and reissued subsequent to the merger and based on a reverse merger expected in spring 2013 for warrants and options issued during 2012. The risk-free interest rate was based upon the U.S. Treasury rate on the date of grant and ranged from .09% to .43% for instruments granted in 2011 and from .14% to .19% for instruments granted in 2012. There is no active external or internal market for the Company's common shares. Thus, it was not possible to estimate the expected volatility of the Company's share price in estimating fair value of options granted. Accordingly, as a substitute for such volatility, the Company used the historical volatility of a small cap growth index fund, representing the business environment in which the Company operates. Volatility ranged from 19.5% to 24% for instruments granted in 2011 and from 9.4% to 21.1% for instruments granted in 2012. The expected dividend rate was zero for instruments granted in 2012 and 2011.

18

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

NOTE 5.   STOCK WARRANTS AND OPTIONS – CONTINUED

Compensation cost charged to operations was $28,773 and $574,343 for 2012 and 2011, respectively. The income tax benefit realized from all share-based payment arrangements with employees and directors was $9,783 in 2012 and $218,251 in 2011. During 2012 and 2011, there were no options or warrants exercised under share-based compensation arrangements.

Following is a summary of the status of options outstanding at December 31, 2012 and 2011:

2012
Warrants			Options
		Weighted-Average			Weighted-Average
Exercise		Remaining	Exercise		Remaining
Price	Number	Contractual Life	Price	Number	Contractual Life

$0.01	200,000	$1.25	$0.45	7,050,000	$8.21
0.01	100,000	1.63	0.10	1,375,000	8.96
1.00	1,425,000	6.44	0.45	1,025,000	8.96
0.45	250,000	6.44
0.50	250,000	3.97
0.50	250,000	4.10
0.50	100,000	4.11
0.50	3,500,000	2.27
0.50	219,375	3.28
0.75	96,154	1.62
0.80	208,333	2.74
0.80	208,333	2.89

2011
Warrants			Options
		Weighted-Average			Weighted-Average
Exercise		Remaining	Exercise		Remaining
Price	Number	Contractual Life	Price	Number	Contractual Life

$0.01	300,000	$2.25	$0.45	7,050,000	$9.21
0.01	100,000	2.63	0.10	1,375,000	9.96
1.00	1,425,000	7.44	0.45	1,025,000	9.96
0.45	250,000	7.44
0.50	250,000	4.97

NOTE 6.   OPERATING LEASES

The Company entered into a lease to rent office space located in Fort Worth, Texas, under an operating lease for $3,200 per month, which expired May 31, 2012 and was subsequently amended through January 31, 2017. The Company also leases equipment for approximately $695 per month and incurred $45,920 and $38,742 under these lease agreements for the years ended December 31, 2012 and 2011, respectively.

19

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

The future minimum lease commitments under these leases are as follows:

2013	$76,995
2014	79,745
2015	75,173
2016	71,400
2017	5,950

NOTE 7.   CONCENTRATIONS

Five customers comprised approximately 84% of total revenue during 2012, and two customers comprised 100% of accounts receivable at December 31, 2012.

NOTE 8.   ROYALTY AGREEMENT

The Company entered into a licensing agreement with a related party during 2009. The agreement and its related amendments call for a royalty payment to the related party of 50% of the Company's net economic benefit before taxes related to certain patents for the forklift industry. In addition, the Company will pay the related party a percentage of net sales of any products sold using certain patents as follows:

a.	5% of the first $100,000 of revenue;
b.	3% of the next $250,000 of revenue;
c.	2% of the next $500,000 of revenue; and
d.	1% of all revenue received over $850,000.

During June 2010, the Company entered into an assignment agreement with a related party whereby the Company is obligated to pay ½% of net sales of any products sold or license fees collected directly relating to any patents or from the sale of the patents' use. The royalty fee is for patents relating to battery operated vehicles, including hybrids, in connection with the work performed by the related party for the Company.

NOTE 9.   LICENSE AGREEMENT

During 2011, the Company entered into an exclusive license agreement to assemble, develop and manufacture any electric vehicle developed by the Company in the Asian territories, as defined by the agreement. Total purchase price related to this agreement is $2,750,000. As of December 31, 2011, $20,000 related to this agreement remained to be collected and is included in other receivables on the accompanying balance sheet. The amount was collected during fiscal year 2012.

20

GOOD EARTH ENERGY CONSERVATION, INC.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

NOTE 10.   JOINT VENTURE AGREEMENT

The Company entered into a joint venture agreement during 2011 in which the Company is a party to the exclusive license agreement for the Asian Territories and has been assigned 49% ownership in this license agreement.

NOTE 11.   LITIGATION

There are no material, pending legal proceedings that involve the Company. From time to time, the Company may be involved in legal actions in the ordinary course of its business. However, management does not believe that any such proceedings commenced through the date of these financial statements, individually or in the aggregate, will have a material adverse effect on the Company’s financial position.

NOTE 12.   SUBSEQUENT EVENTS

The Company evaluated all events or transactions that occurred after December 31, 2012 through May 7, 2013, the date these financial statements were available to be issued. During this period, the Company had the following subsequent events.

In January 2013, the Company issued 250,000 shares of common stock at the price of $.60 per share with warrants attached to purchase 62,500 shares of the Company’s common stock at the price of $.80 per share.

In January 2013, the Company issued 500,000 shares of common stock at the price of $.60 per share with warrants attached to purchase 125,000 shares of the Company’s common stock at the price of $.80 per share.

In March 2013, the Company issued 333,333 shares of common stock at the price of $.60 per share with warrants attached to purchase 83,333 shares of the Company’s common stock at the price of $.80 per share.

21